UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

Nasdaq, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38855	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 W. 42nd Street, New York, New York (Address of principal executive offices)	10036 (Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NDAQ	The Nasdaq Stock Market
4.500% Senior Notes due 2032	NDAQ32	The Nasdaq Stock Market
0.900% Senior Notes due 2033	NDAQ33	The Nasdaq Stock Market
0.875% Senior Notes due 2030	NDAQ30	The Nasdaq Stock Market
1.75% Senior Notes due 2029	NDAQ29	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 11, 2025, Nasdaq, Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders, and the Company’s shareholders took the following actions: (i) elected each of the Company’s twelve nominees for director to serve until the 2026 Annual Meeting of Shareholders and until their successors are duly elected and qualified, (ii) approved the Company’s executive compensation on an advisory basis, (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 and (iv) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to allow for the limited exculpation of officers of the Company.

The table below shows the voting results, which exclude excess shares that were ineligible to vote as a result of the 5% voting limitation in the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”).

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Proposal 1: Election of Directors

Melissa M. Arnoldi	390,408,725	677,809	236,098	24,966,220

Charlene T. Begley	380,419,863	10,665,190	237,579	24,966,220

Adena T. Friedman	368,013,975	20,261,144	3,047,513	24,966,220

Essa Kazim	389,440,021	1,629,794	252,817	24,966,220

Thomas A. Kloet	387,025,140	4,016,685	280,807	24,966,220

Kathryn A. Koch	390,465,740	616,692	240,200	24,966,220

Holden Spaht	390,750,585	269,846	302,201	24,966,220

Michael R. Splinter	378,571,117	12,457,643	293,872	24,966,220

Johan Torgeby	390,720,007	287,042	315,583	24,966,220

Toni Townes-Whitley	390,222,385	863,365	236,882	24,966,220

Jeffery W. Yabuki	383,559,867	7,297,368	465,397	24,966,220

Alfred W. Zollar	390,293,642	560,676	468,314	24,966,220

Proposal 2: Approval of the Company’s Executive Compensation on an Advisory Basis	374,959,617	15,236,717	1,126,298	24,966,220

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Proposal 3: Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025	393,774,323	22,299,446	215,083	—

Proposal 4: Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Allow for the Limited Exculpation of Officers of the Company	353,204,032	37,846,944	271,656	24,966,220

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2025	NASDAQ, INC.

	By:	/s/ John A. Zecca
	Name:	John A. Zecca
	Title:	Executive Vice President and Chief Legal Officer